CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts - Pioneer Funds", in the Combined Proxy Statement of AmSouth Funds and Prospectus for Pioneer Ibbotson Aggressive Allocation Fund, Pioneer Ibbotson Growth Allocation Fund, and Pioneer Ibbotson Moderate Allocation Fund (each a series of Pioneer Ibbotson Asset Allocation Series) ("Combined Proxy Statements and Prospectus"), and to the incorporation by reference of our report dated August 4, 2004, on the statements of assets and liabilities of Pioneer Ibbotson Aggressive Allocation Fund, Pioneer Ibbotson Growth Allocation Fund, and Pioneer Ibbotson Moderate Allocation Fund as of July 12, 2004, in the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Oak Ridge Large Cap Growth Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(g)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statements and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Ibbotson Asset Allocation Series Class A, Class B and Class C shares Statement of Additional Information, and to the incorporation by reference of our report, dated August 4, 2004, on the statements of assets and liabilities of Pioneer Ibbotson Aggressive Allocation Fund, Pioneer Ibbotson Growth Allocation Fund, and Pioneer Ibbotson Moderate Allocation Fund as of July 12, 2004, in Pre-Effective Amendment No. 2 to the Registration Statement (Form N-1A, 1933 Nos. 333-114788), as filed with the Securities and Exchange Commission on August 6, 2004 (Accession No. 0001016964-04-000333), which is incorporated by reference into the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Ibbotson Aggressive Allocation Fund, Pioneer Ibbotson Growth Allocation Fund, and Pioneer Ibbotson Moderate Allocation Fund.

                                                /s/ ERNST & YOUNG LLP

Boston, Massachusetts
August 17, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts - AmSouth Funds", in the Combined Proxy Statements of AmSouth Funds and Prospectus for Pioneer Ibbotson Asset Allocation Series ("Combined Proxy Statements and Prospectus"), and to the incorporation by reference of our report dated September 29, 2004, with respect to the financial statements and financial highlights of the AmSouth Aggressive Growth Portfolio, AmSouth Growth Portfolio, AmSouth Growth & Income Portfolio, and AmSouth Moderate Growth & Income Portfolio, included in the AmSouth Funds Annual Report for the year ended July 31, 2004, in the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Ibbotson Asset Allocation Series.

We also consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the AmSouth Funds Statement of Additional Information, and to the incorporation by reference of our report, dated September 29, 2004, on the financial statements and financial highlights of AmSouth Aggressive Growth Portfolio, AmSouth Growth Portfolio, AmSouth Growth & Income Portfolio, and AmSouth Moderate Growth & Income Portfolio, included in the AmSouth Funds Annual Report for the year ended July 31, 2004, in Post-Effective Amendment No. 43 to the Registration Statement (Form N-1A, 1933 Nos. 33-21660) of the AmSouth Funds, as filed with the Securities and Exchange Commission on December 1, 2004 (Accession No. 0000898432-04-000999), which is incorporated by reference into the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Ibbotson Asset Allocation Series.


                                                /s/ ERNST & YOUNG LLP

Columbus, Ohio
August 15, 2005